UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22930

USCF ETF TRUST

(Exact name of registrant as specified in charter)

1999 Harrison Street, Suite 1530, Oakland, California 94612

(Address of principal executive offices)(Zip code)

USCF Advisers LLC

Mr. Stuart P. Crumbaugh

1999 Harrison Street, Suite 1530

Oakland, California 94612

(Name and address of Agent for service)

Registrant’s telephone number, including area code: 510.522.9600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS

The following is a copy of the Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30e-1).

Stock Split Index Fund

NYSE: TOFR

Annual Report 6.30.2015

USCF ETF Trust

•	Equal Weighting – The Index is equally weighted, which enables diversification and ensures no one company is over-weighted in the holdings.*
•	Monthly rebalancing – The Index is updated each month, adding one new stock and removing the oldest. The fund is rebalanced to reflect these changes to the index. This methodology provides structure to both the stock purchasing and selling process.
•	Transparent and liquid – The funds’ holdings are posted each day on its website. The ETF structure allows investors to trade throughout the day, and use “stock-like” order flexibility including market, limit, stop and stop-limit orders.

The Stock Split Index Fund allows investors to access a portfolio of companies whose stocks have recently split, in an easy-to-trade ETF. The Index is based on the model portfolio of the stocks of companies that have recently split as published each month in the “2 for 1 Newsletter” (the “Newsletter”). The Newsletter is an investment newsletter that publishes research and analysis, including a model portfolio, on U.S. listed stocks that have recently split, or announced a split. It has been published monthly since 1996.

*	Diversification does not eliminate the risk of experiencing investment losses.

USCF ETF TRUST
TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS:

Welcome to the first annual shareholder report for the Stock Split Index Fund!

There have been many articles and research papers written about the stock split effect. Many financial writers dismiss the stock split idea because investors are really just getting “2 nickels for their dime”. The stock split event is purely mathematical - if the stock splits 2 for 1, investors have the same amount of equity, but now hold twice as many shares. While there are many theories on why stock splits impact performance, the research finds that the effect is real; as a group, these stocks have historically outperformed for the next three years.

We thought this idea would be perfect for an exchange traded fund (ETF): hold a portfolio of recently split stocks for a period of time to capture the potential outperformance, and make it easy to buy and sell to boot. We do the work of periodic buying and selling to match the 2 for 1 Index,® which allows investors to access a group of 30 of these stocks within a single share of the Stock Split Index Fund.

Does it work? I’ll let Andy tell the story in the Portfolio Manager’s Commentary, and I think you’ll be happy with the results.

We’re excited about the potential of this new ETF and we hope you are too.

John P. Love,

President
USCF Advisers

John P. Love is a Registered Representative of ALPS Distributors, Inc.

The 2 for 1 Index® contains approximately 30 companies which trade on major US Stock exchanges. Companies eligible for inclusion in the index have all announced a 2 for 1 (or higher) stock split within the 6 months prior to selection for the index.

It is not possible to invest directly in an index.

Past performance is not a guarantee of future results.

2	Annual Report June 30, 2015

WELCOME AND BACKGROUND

Welcome to the first annual shareholder report for the Stock Split Index ETF (TOFR).

USCF Advisers launched the Stock Split Index ETF on September 15, 2014. TOFR seeks to track the daily performance in percentage terms of the 2 for 1 Index® (ticker: SPLITS or “the Index”) before fees and expenses. The Index is based on academic research lending support to the proposition that stocks that split continue to outperform the broader market post-split announcement for approximately three years.1

This research hypothesizes that a stock split announcement conveys a signal to the market that management has confidence in their company’s future. It is a relatively inexpensive way to gain notice by the market (as opposed to raising dividends or buying back shares). However investors tend to underreact to this action since a stock split does not change the stock’s risk characteristics. Continued investing in a company after it announces a stock split is what TOFR does.

If asked in an elevator how TOFR works, we would respond that TOFR is an ETF that attempts to track the SPLITS Index so that it typically holds 30 stocks, each of which has recently undergone a stock split (of two for one or higher). Typically, one stock is added, and the oldest stock is removed from the Index each month. All of the stocks in the Index and the Fund are rebalanced to equal weight at this time. During the rebalance period, SPLITS reviews all the stocks that have split within the last 6 months. The stock that is added follows a rules-based screening process aligned towards value fundamentals.

We will delve into the performance of TOFR later in this discussion to see whether this held true or not. (Hint, I think you’ll be very pleased.)

ECONOMIC OVERVIEW

During the first half of 2015, equity markets were in positive territory. The S&P 500 was up 1.23% through June 30th and 7.42% for the trailing 12 months. Midcap and small cap indexes showed similar trends.

During the first quarter of 2015 Gross Domestic Product (“GDP”) contracted by 0.2%. Over the past 4 quarters, the trend has been negative. The slowdown in real GDP for the first quarter was primarily caused by negative contributions from exports, personal consumption expenditures (PCE), and state and local government spending. TOFR’s holdings had minimal exposure to these factors.

The negative trend in GDP contrast with more positive trends in housing, employment, and the stock market. Existing-home sales in May advanced at an annualized rate of 5.35 million units, about 5.1% higher than the rate in April, and up more than 9.2% higher than the rate a year earlier. Employment trended upward over the past year, adding about 250,000 jobs per month on average. The official unemployment rate stood at 5.3% in June.

[1]	Based on an equally weighted index of NYSE/NASDAQ stocks.
3

The improving housing and employment trends had a positive impact on TOFR since many of the Fund’s holdings directly or indirectly benefited from these factors. However, a potential increase in interest rates during the second half of 2015 could put a damper on the housing market and lead to inflationary pressures. This could have a negative impact on TOFR.

Despite the contracting GDP, many underlying fundamentals show positive signs and economists in general predict expansion in GDP and improving employment during the 2nd half of 2015.

PERFORMANCE HIGHLIGHTS

TOFR was launched on September 15, 2014, with an initial net asset value (NAV) of $15.00. On June 30, 2015, the NAV was $16.26. TOFR paid dividends three times during this time period: one near the end of December 2014 for $0.11887, the second near the end of March 2015 for $0.05154, and the latest near the end of June 2015 for $0.04664. Assuming the reinvestment of dividends on the ex-dividend date, TOFR generated a total return since inception of 9.88%. On a market-price basis, TOFR generated a total return of 10.05%. TOFR was trading at a slight premium in the market versus its NAV during much of the first two quarters of 2015. It’s to be expected that the TOFR price will trade either at a slight premium or slight discount to its NAV, depending on the relative strength of buying or selling pressure in the markets.

During this same period, the widely followed S&P 500 generated a total return of 5.67%. On a NAV basis, TOFR total return handily beat the S&P 500 since the Fund’s inception by over 4 percentage points.

Since inception, Consumer Discretionary, Consumer Staples, and Financials sectors were the largest contributors to the Funds. In comparison to the S&P 500, Consumer Discretionary, Consumer Staples, Energy, and Financials sectors were the biggest contributors. The largest detractors to the Fund were in Technology and Healthcare sectors. Relative to the S&P 500 those two sectors underperformed the benchmark.

Looking at specific positions, the largest contributors to TOFR’s positive return were Columbia Sportswear Co., an active outdoor apparel producer; Tractor Supply Company, a retail farm store chain; and AO Smith Corp., which produces electric motors and water heaters. The biggest detractors to return were Open Text Corp, a software producer that helps firms leverage their information and resources; Tronox Ltd. (holding sold prior to June 30, 2015) a producer of titanium; and Canadian National Railway Co., a railway transportation company.

Please let us know if you have any comments or questions about the fund.

Andrew F Ngim

Portfolio Manager

4	Annual Report June 30, 2015

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE USCF ETF TRUST – STOCK SPLIT INDEX FUND (TOFR), THE 2 FOR 1 INDEX®1 AND S&P 500 INDEX®2. FROM SEPTEMBER 15, 2014 (INCEPTION DATE)* TO JUNE 30, 2015.

The following graph depicts the performance of Stock Split Index Fund vs. the 2 For 1 Index®1 and S&P 500 Index®2

	Since	Since
	Inception	Inception
	Return	Date
Stock Split Index Fund	9.88%	9/15/2014
2 For 1 Index®1	10.36%	9/15/2014
S&P 500 Index®2	5.67%	9/15/2014

*	The inception date is the date the first shares were purchased to meet the outstanding shares required for listing on the NYSE Arca, Inc. TOFR was listed on the NYSE Arca, Inc. on September 16, 2014, which is referred throughout this annual report as the “Listing Date”.

[1]	The 2 For 1 Index® is an equally-weighted index, rebalanced monthly, comprised of companies listed on a U.S. stock exchange (“U.S. Exchange”), such as the New York Stock Exchange (“NYSE”) and NASDAQ Global Market, that have recently undergone a stock split of two new shares for every one existing share (or, in some cases, an exchange ratio of greater than two shares for one share). Under normal market circumstances, the Index will consist of 30 stocks.

[2]	The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

5

DISCLOSURE OF FUND EXPENSES

As a shareholder of Stock Split Index Fund (the “Fund”), a series of USCF ETF Trust (the “Trust”), you may incur two potential types of costs: (1) transaction costs, such as brokerage commission purchases and sales of your Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 until June 30, 2015.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in a Fund and other exchange traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction fees, such as brokerage commission paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

USCF ETF TRUST – STOCK SPLIT INDEX FUND

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	1/1/15 to
	1/1/15	6/30/15	6/30/15 (a)
Actual Fund Return	$1,000.00	$1,043.92	$2.79
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,022.07	$2.76

(a)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).
6	Annual Report June 30, 2015

USCF ETF TRUST – STOCK SPLIT INDEX FUND
SCHEDULE OF INVESTMENTS

AT JUNE 30, 2015

	% of Total
	Net Assets	Shares	Market Value
Common Stocks	99.9%
Auto Components	6.5%
Gentex Corp./MI	3.2%	9,602	$157,665
Magna International, Inc.	3.3%	2,815	157,893
			315,558
Banks	6.6%
Home BancShares, Inc./AR	3.4%	4,509	164,849
Toronto-Dominion Bank (The)	3.2%	3,694	157,032
			321,881
Building Products	3.3%
AO Smith Corp.	3.3%	2,235	160,875
Capital Markets	3.3%
Franklin Resources, Inc.	3.3%	3,270	160,328
Chemicals	6.6%
Cytec Industries, Inc.	3.3%	2,661	161,070
PPG Industries, Inc.	3.3%	1,409	161,641
			322,711
Diversified Telecommunication Services	6.9%
Nippon Telegraph & Telephone Corp ADR.	3.4%	4,590	166,571
TELUS Corp.	3.5%	4,879	168,033
			334,604
Electric Utilities	3.3%
ITC Holdings Corp.	3.3%	5,043	162,284
Electronic Equipment, Instruments & Components	3.4%
Amphenol Corp. - Class A	3.4%	2,854	165,446
Food Products	6.7%
Cal-Maine Foods, Inc.	3.1%	2,936	153,259
Hain Celestial Group, Inc. (The)(a)	3.6%	2,640	173,871
			327,130

The accompanying notes are an integral part of the financial statements.
7

USCF ETF TRUST – STOCK SPLIT INDEX FUND

SCHEDULE OF INVESTMENTS

AT JUNE 30, 2015 (CONTINUED)

	% of Total
	Net Assets	Shares	Market Value
Gas Utilities	3.3%
New Jersey Resources Corp.	3.3%	5,918	$163,041
Health Care Equipment & Supplies	3.5%
West Pharmaceutical Services, Inc.	3.5%	2,922	169,710
Health Care Providers & Services	3.3%
DaVita HealthCare Partners, Inc.(a)	3.3%	2,001	159,019
Hotels, Restaurants & Leisure	3.4%
Starbucks Corp.	3.4%	3,111	166,796
Household Products	3.3%
Colgate-Palmolive Co.	3.3%	2,489	162,806
Insurance	10. 1%
Allied World Assurance Co. Holdings AG	3.3%	3,793	163,933
ProAssurance Corp.	3.4%	3,571	165,016
RLI Corp.	3.4%	3,194	164,140
			493,089
Machinery	3.3%
Mueller Industries, Inc.	3.3%	4,593	159,469
Road & Rail	6.4%
Canadian National Railway Co.	3.2%	2,738	158,120
Union Pacific Corp.	3.2%	1,618	154,309
			312,429
Software	3.2%
Open Text Corp.	3.2%	3,806	154,257
Specialty Retail	3.3%
Tractor Supply Co.	3.3%	1,801	161,982
Technology Hardware, Storage & Peripherals	3.3%
Apple, Inc.	3.3%	1,281	160,669
Textiles, Apparel & Luxury Goods	3.5%
Columbia Sportswear Co.	3.5%	2,809	169,832
Water Utilities	3.4%
American States Water Co.	3.4%	4,480	167,507
Total Common Stocks
(Cost $4,661,986)	99.9%		4,871,423

The accompanying notes are an integral part of the financial statements.

8	Annual Report June 30, 2015

USCF ETF TRUST – STOCK SPLIT INDEX FUND
SCHEDULE OF INVESTMENTS
AT JUNE 30, 2015 (CONTINUED)

	% of Total		Face
	Net Assets		Amount	Market Value
Short-Term Investment	0.0	%*
Time Deposit	0.0	%*
Brown Brothers Harriman & Co., 0.03% due 07/01/2015	0.0	%*	$1,619	$1,619
Total Short-Term Investment
(Cost $1,619)	0. 0	%*		1,619
Total Investments
(Cost $4,663,605)(b)	99.9%			4,873,042
Other Assets in Excess of Liabilities	0.1%			3,977
Total Net Assets	100.0%			$4,877,019

ADR – American Depositary Receipts

(a)	Non income producing security.
(b)	The aggregate cost of investments for tax purposes was $4,664,817. The net unrealized appreciation was $208,225 which consisted of aggregate gross unrealized appreciation of $411,018 and aggregate gross unrealized depreciation of $202,793.

Summary of Investments by Country^
United States	76.9%
Canada	16.4
Japan	3.4
Switzerland	3.3
Short-Term Investment	0.0 *
100.0%

Summary of Investments by Sector^
Financials	20.0%
Consumer Discretionary	16.7
Industrials	13.0
Utilities	10.1
Consumer Staples	10.0
Information Technology	9.9
Telecommunication Services	6.9
Health Care	6.8
Materials	6.6
Short-Term Investment	0.0 *
100.0%

^	As a percentage of total investments. All stocks are listed on U.S. Exchanges.
*	Position represents less than 0.05%.

The accompanying notes are an integral part of the financial statements.

9

USCF ETF TRUST – STOCK SPLIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2015*

Assets:
Investments, at Market Value	$4,873,042
Receivables:
From Manager	33,018
Dividends	6,119
Total Assets	4,912,179
Liabilities:
Payables:
Accrued Management Fee	2,142
Accrued Administrator Fee	2,500
Accrued Custody and Accounting Fee	19,641
Accrued Distributor Fee	2,113
Accrued Tax	3,750
Accrued Transfer Agent Fee	5,014
Total Liabilities	35,160
Total Net Assets	$4,877,019
Net Assets Consist of:
Capital Paid In	$4,586,092
Accumulated Undistributed Net Investment Income	—
Accumulated Net Realized Gain (Loss) on Investments	81,490
Net Unrealized Appreciation (Depreciation) on Investments	209,437
Total Net Assets	$4,877,019
Net Asset Value Per Share
Total Net Assets	$4,877,019
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	300,000
Net Asset Value	$16.26
Investments, at cost	$4,663,605

*	Inception Date, September 15, 2014.

The accompanying notes are an integral part of the financial statements.

10	Annual Report June 30, 2015

USCF ETF TRUST – STOCK SPLIT INDEX FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2015*

Investment Income:
Dividend Income (less net foreign withholding tax $1,729)	$77,618
Interest Income	4
ETF Transaction Fees	2,800
Total Investment Income	80,422

Expenses:
Management Fee	18,282
Administrator Fee	7,917
Custody and Accounting Fee	61,620
Distributor Fee	39,453
Tax	11,875
Transfer Agent Fee	15,910
Total Expenses	155,057
Less Fees Waived (Note 3)	(136,775)
Net Expenses	18,282
Net Investment Income (Loss)	62,140

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	122,019
Net Change in Unrealized Appreciation (Depreciation) on Investments	209,437
Net Change in Realized and Unrealized Gain (Loss) on Investments	331,456
Net Increase (Decrease) in Net Assets Resulting from Operations	$393,596

*	Inception Date, September 15, 2014.

The accompanying notes are an integral part of the financial statements.

11

USCF ETF TRUST – STOCK SPLIT INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2015*

Operations:
Net Investment Income (Loss)	$62,140
Net Realized Gain (Loss) on Investments	122,019
Net Change in Unrealized Appreciation (Depreciation) on Investments	209,437
Net Increase (Decrease) in Net Assets Resulting from Operations	393,596

Distributions to Shareholders from:
Net Investment Income	(59,329)
Capital Gains	—
Total Distributions to Shareholders	(59,329)

Shareholder transactions:
Proceeds from Shares Sold	4,868,328
Shares Issued as Reinvestment of Dividends and Distributions	—
Cost of Shares Redeemed	(425,576)
Net Increase (Decrease) in Net Assets from Shares Transactions	4,442,752
Net Increase (Decrease) in Net Assets	4,777,019

Net Assets:
Beginning of Period	100,000
End of Period[1]	$4,877,019
[1]Includes Accumulated Undistributed Net Investment Income (Loss) of:	$—

Changes in Shares outstanding:
Shares Outstanding, Beginning of Period*	6,667
Shares Issued	320,000
Shares Issued in Reinvestment of Dividends and Distributions	—
Shares Redeemed	(26,667)
Shares Outstanding, End of Period	300,000

*	Inception Date, September 15, 2014.

The accompanying notes are an integral part of the financial statements.

12	Annual Report June 30, 2015

USCF ETF TRUST – STOCK SPLIT INDEX FUND
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIOD INDICTED:

For the Period Ended
June 30, 2015*
Net Asset Value, Beginning of Period	$15.00
Income (Loss) from Operations:
Net Investment Income (Loss)(a)	0.23
Net Realized and Unrealized Gain (Loss)	1.25
Total Income (Loss) from Operations	1.48
Less Distributions From:
Net Investment Income	(0.22)
Capital Gains	—
Total Distributions	(0.22)
Net Asset Value, End of Period	$16.26
Total Return(b)	9.88%
Net Assets, End of Period (thousands)	$4,877
Ratios of Average Net Assets:
Gross Expenses	4.66%**
Net Expenses	0.55%**
Net Investment Income (Loss)	1.87%**
Portfolio Turnover Rate(c)	57%

*	Inception Date, September 15, 2014.
**	Annualized.
(a)	Per share amounts have been calculated using the average shares method.
(b)	Total Return may reflect fee waivers and/or expense reimbursements and assume reinvestment of dividend distribution. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
(c)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

13

USCF ETF TRUST – STOCK SPLIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2015

1) ORGANIZATION

USCF ETF Trust (the “Trust”) currently consists of one separate investment portfolio or series of the Trust, Stock Split Index Fund (the “Fund”). The Fund is an exchange-traded fund (“ETF”) that seeks to track the price and yield performance, before fees and expenses, of the 2 For 1 Index® (the “Index”). The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a replication strategy to achieve its investment objective, meaning, it generally will invest in substantially all of the securities in the Index in approximately the same proportion as the Index. Under normal market conditions, the Fund generally invests substantially all, but at least 80% of its total assets in the securities comprising the Index. In addition, the Fund may invest in cash and cash equivalents or money market instruments. The Fund commenced operations on September 15, 2014 (the “Inception Date”). The Fund was listed on the NYSE Arca, Inc. (“NYSE Arca”) on September 16, 2014 (the “Listing Date”).

The Trust was organized as a Delaware statutory trust on November 8, 2013, as amended and restated on June 16, 2014. The Trust is authorized to have multiple series or portfolios, and may establish additional series or portfolios in the future. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund issues shares of beneficial interest with $0.001 par value.

2) SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. The

14	Annual Report June 30, 2015

Fund is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

Security Valuation

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bids and asked prices will be used. In the case of securities listed on more than one national securities exchange, the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be/is used. If there were no sales on that exchange, the last quoted sale on the other exchange will be/is used.

For securities that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

Fair Value Measurement

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles general accepted in the United States establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may

15

include quoted prices for the identical instrument or an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of securities at June 30, 2015 using the fair value hierarchy:

Investments, at value	Total	Level 1	Level 2	Level 3
Common Stocks:
Auto Components	$315,558	$315,558	$—	$—
Banks	321,881	321,881	—	—
Building Products	160,875	160,875	—	—
Capital Markets	160,328	160,328	—	—
Chemicals	322,711	322,711	—	—
Diversified Telecommunication Services	334,604	334,604	—	—
Electric Utilities	162,284	162,284	—	—
Electronic Equipment, Instruments & Components	165,446	165,446	—	—
Food Products	327,130	327,130	—	—
Gas Utilities	163,041	163,041	—	—
Health Care Equipment & Supplies	169,710	169,710	—	—
Health Care Providers & Services	159,019	159,019	—	—
Hotels, Restaurants & Leisure	166,796	166,796	—	—
Household Products	162,806	162,806	—	—
Insurance	493,089	493,089	—	—
Machinery	159,469	159,469	—	—
16	Annual Report June 30, 2015

Investments, at value	Total	Level 1	Level 2	Level 3
Road & Rail	$312,429	$312,429	$—	$—
Software	154,257	154,257	—	—
Specialty Retail	161,982	161,982	—	—
Technology Hardware, Storage & Peripherals	160,669	160,669	—	—
Textiles, Apparel & Luxury Goods	169,832	169,832	—	—
Water Utilities	167,507	167,507	—	—
Short-Term Investment:
Time Deposit	1,619	—	1,619	—

Total Investments, at value	$4,873,042	$4,871,423	$1,619	$—

For the period ended June 30, 2015, the Fund did not have any transfers between Level 1, Level 2, and Level 3 securities.

Income

Dividend income is recorded on the ex-dividend date, as soon as information is available to the Fund. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

As of and during the period ended June 30, 2015, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files income tax returns in the U.S. federal jurisdiction and Delaware.

The Fund follows ASC 740 “Income Taxes”, which requires that the financial statements effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements.

Federal and Other Taxes

It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

17

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of June 30, 2015, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Capital Paid In	$43,340
Undistributed (Distribution in Excess) Net Investment Income	($2,811)
Undistributed (Accumulated) Net Realized Gain (Loss)	($40,529)

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2014 tax returns. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions

Dividends and distributions to shareholders are paid on a quarterly basis, with the exception of the quarter ended September 30, 2014, which was suspended due to the Fund beginning operations on September 15, 2014 (Inception Date). Dividends and distributions are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Indemnification

The Trust will indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Other

The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

18	Annual Report June 30, 2015

3) INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser

USCF Advisers LLC (the “Adviser”) is the investment adviser to the Fund and as such has overall responsibility for the general management and administration of the Trust. Pursuant to the Investment Advisory Agreement, the Adviser provides an investment program for the Fund and manages the investment of its assets.

The Adviser has arranged for custody, distribution, fund administration, transfer agency and all other non-distribution related services necessary for the Fund to operate. The Adviser bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Adviser. The Adviser may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares. As compensation for its services and its assumption of certain expenses, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, equal to 0.55% of the Fund’s average daily net assets. For the period ended June 30, 2015, the Adviser earned $18,282.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses paid, acquired fund fees and expenses, if any, extraordinary expenses, if any, and payments, if any, under the Rule 12b-1 Plan) to not more than 0.55% of the average daily net assets for the Fund for the period from September 15, 2014 until June 30, 2015.

Administrator, Custodian and Transfer Agent

Brown Brothers Harriman & Company (“BBH”), serves as the administrator, custodian and transfer agent for the Fund. Under the Administrative Agency Agreement with the Trust, BBH performs certain administrative, accounting, transfer agency and dividend disbursing services for the Fund and prepares certain SEC reports on behalf of the Trust and the Fund. Under the Custodian Agreement with the Trust, BBH maintains in separate accounts: cash, securities and other assets of the Fund; keeps all necessary accounts and records, and provides other services. BBH is required, upon the order of the Trust, to deliver securities held by BBH and to make payments for securities purchased by the Trust for the Fund. As compensation for the foregoing services, BBH receives certain out-of-pocket costs, transaction fees, and asset-based fees, which are paid by the Fund.

19

Distributor

ALPS Distributors, Inc. (the “Distributor”) is the distributor of Creation Units of shares of the Trust. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund in creation basket aggregations. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority (“FINRA”). Fees under the Distribution Agreement are also paid by the Fund. The Adviser may, from time to time and from its own resources, make other distribution-related payments to the Distributor or other persons.

Licensing Agreement

The Index Provider for the Fund is Neil Macneale, Inc. (the “Index Provider”). The Index Provider is not affiliated with the Fund, the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the Index. Fees under the Licensing Agreement are paid by the Fund.

4) INVESTMENT TRANSACTIONS - PURCHASES AND SALES

During the period ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and in-kind transactions) were $2,184,340 and $2,172,320, respectively.

5) CAPITAL

Shares are issued and redeemed by the Trust only in Creation Baskets and Redemption Baskets in blocks of 20,000 shares or multiples thereof at net asset value. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. An investor who wishes to create a Creation Basket or redeem a Redemption Basket at net asset value is subject to a standard transaction fee of $350 on the date of such creation or redemption, regardless of the number of Creation Baskets or Redemption Baskets created or redeemed on that day.

6) DISTRIBUTIONS AND TAXES

It is the Fund’s policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no federal income tax provision is required.

Income distributions and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles.

20	Annual Report June 30, 2015

7) BENEFICIAL OWNERSHIP

Certain owners of the Adviser are also owners and/or trustees of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2015 constituted 87.81% of the Fund. As of June 30, 2015, there was no beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund which would create a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.

8) DIVIDEND AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2015 were from Ordinary Income in the amount of $59,329.

As of June 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income - Net	$82,689
Undistributed Long-Term Capital Gains - Net	13
Other Book/Tax Temporary Differences	(1,212)
Unrealized Appreciation (Depreciation)	209,437
Total Accumulated Earnings/(Losses) - Net	$290,927

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9) CAPITAL LOSS CARRY FORWARD

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of June 30, 2015, the Fund did not generate net capital loss carryforwards.

10) TRUSTEES FEES

The Trust compensates each Trustee who is not an employee of the Adviser. Total Trustees’ fees are allocated to the Fund. Prior to the Fund’s commencement of operations, no payments were made to the Trustees during the organization of the Fund. Such payments were made as part of the organization and offering costs of the Fund, which were borne by the Adviser.

21

11) CASH MANAGEMENT TRANSACTIONS

The Fund subscribes to BBH Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Fund’s cash balances into overnight offshore time deposits with either BBH Grand Cayman branch or branches of pre- approved world class commercial banks. This fully automated program allows the Fund to earn interest on cash balances.

Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction including, but not limited to, freeze, seizure, or diminution. The Fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the BBH CMS are accounted for on a cost basis, which approximates market value.

12) SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

13) QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1.866.909.9473 and on the Commission’s website at www.sec.gov. You may also review and copy Form N-Q may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

22	Annual Report June 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
USCF ETF Trust

We have audited the accompanying statement of assets and liabilities of Stock Split Index Fund (the initial series of the USCF ETF Trust) (the “Fund”), including the schedule of investments, as of June 30, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Fund Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stock Split Index Fund as of June 30, 2015, the results of its operations for the year then ended, and its changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Greenwood Village, Colorado
August 24, 2015

23

ADDITIONAL INFORMATION
(UNAUDITED)

Members of the Board and Officers of the Trust

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations and other directorships for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust and Trust Agreement.

The Chairman of the Board, Nicholas D. Gerber, and Management Trustees, Andrew F Ngim and Stuart P. Crumbaugh are interested persons of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustees”) because of their affiliation with the Adviser.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members have no affiliation or business connection with the Adviser or the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issue by the Adviser or the Fund’s principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

The following tables present information about the Trustees and Officers. The Statement of Additional Information has additional information about the Trustees and is available without charge, upon request, by calling 1800-920-0259, or visit: www.uscfadvisers.com.

24	Annual Report June 30, 2015

Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Age: 56	Independent Trustee	May 8, 2015 to Present	Partner Armanino LLP 1995 to Present; Member of Armanino Executive Committee 2001 to Present; Partner in Charge of Armanino LLP Audit Department December 2004-2013	One	None

Jeremy Henderson Age: 58	Independent Trustee	Since Inception	Retired – 2007 to Present; Managing Director – Societe Generale 1991-2007	One	None

John D. Schwartz Age: 46	Independent Trustee	Since Inception	President – Sam CLAR Office Furniture 1996-Present	One	None

H. Abram Wilson Age: 67	Independent Trustee	Since Inception	San Ramon City, CA Councilmember 1999-2011, including Mayor of San Ramon City, CA from 2002-2009. Mr. Wilson has been retired from 2011 to the present.	One	None
25

Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(4) Age: 52	Chairman, President, Principal Executive Officer and Trustee	Since Inception	Management Director of the United States Commodity Funds since May 10, 2005; Vice President of the United States Commodity Funds LLC since June 1, 2015; President and CEO of the United States Commodity Funds LLC, June 9, 2005 - June 1, 2015; Chief Executive Officer, President and Secretary of Concierge Technologies, Inc. since January 26, 2015; and Portfolio manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 to January 2013;	One	Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933. Chief Executive Officer, President and Secretary, Chairman of the Board of Concierge Technologies, Inc. from January 26 - Present.

Stuart P. Crumbaugh(4) Age: 52	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer, Secretary and Trustee	May 8, 2015 to Present	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers LLC and United States Commodity Funds LLC from April 2015 - Present; Sikka Software Corporation – Vice President Finance and Chief Financial Officer from March 2014 to April 2015; Vice President, Corporate Controller and Treasurer – Auction.com, LLC December 2012 - December 2013; Chief Financial Officer IP Infusion Inc., March 2011 - September 2012; Consultant January 2010 - February 2011.	One	Independent Trustee of USCF ETF Trust from Inception to February 27, 2015.
26	Annual Report June 30, 2015

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(4) Age: 54	Trustee and Portfolio Manager	Trustee from Inception to February 27, 2015 and May 8, 2015 to Present. Portfolio Manager from Inception to Present	Ameristock Corporation’s Managing Director from January 1999 to January 2013 and co-portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 to January 2013; Management Director of United States Commodity Funds LLC since May 10, 2005 and Treasurer of United States Commodity Funds LLC from June 9, 2005 to February 23, 2012; Portfolio Manager for the United States Commodity Index Funds Trust since January 31, 2013.	One	Management Director of United States Commodity Funds LLC, which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933.

Carolyn M. Yu Age: 56	Chief Legal Officer, Assistant Secretary, Chief Compliance Officer and AML Officer	Chief Legal Officer and Assistant Secretary from May 8, 2015 - Present; Chief Compliance Officer, since February 20, 2015; AML Officer since inception.	Chief Compliance Officer and Associate Counsel of United States Commodity Funds LLC February 2013- Present and August 2011- Present, respectively; Assistant Chief Compliance Officer, USCF ETF Trust from June 2014 to February 20, 2015; Branch Chief – Securities Enforcement Branch for the State of Hawaii, Department of Commerce and Consumer Affairs 2008 - 2011.	N/A	N/A

(1)	The address of each Trustee or officer is c/o USCF ETF Trust, 1999 Harrison Street, Suite 1530, Oakland, California 94612.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	As of the date of this report, the Fund is the only registered investment company advised by USCF Advisers LLC or any affiliated person.
(4)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.
27

Investment Adviser

USCF Advisers LLC

1999 Harrison Street, Suite 1530

Oakland, California 94612

Administrator, Custodian and Transfer Agent

Brown Brothers Harriman & Company

50 Post Office Square

Boston, Massachusetts 02110-1548

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

5251 S. Quebec Street, Suite 200

Greenwood Village, Colorado 80111

Trustees

Nicholas D. Gerber

Stuart P. Crumbaugh

Andrew F Ngim

Jeremy Henderson

John D. Schwartz

H. Abram Wilson

Thomas Gard

Proxy Voting Information

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available without charge by calling 1.866.909.9473 and by the Commission’s website at www.sec.gov. Information regarding how the Fund voted such proxies during the period of Inception Date to the period ended June 30, 2015 is also available without charge on the Commission’s website at www.sec.gov.

ALPS Distributors, Inc.

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

28	Annual Report June 30, 2015

“Investors would do well to acknowledge the potency of stock splits.”

ETF Funds

Sept. 17, 2014

“Data suggests there’s more to these events (stock splits).”

Barrons

Sept. 16, 2014

Here's 2 Opportunity™

USCF ETF Trust

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

ALPS Distributor, Inc. is the distributor for the Stock Split Index Fund.

ITEM 2. CODE OF ETHICS.

As of the period ended June 30, 2015 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions. During the Reporting Period, there were no changes to, amendments to, or waivers from any provision of the code of ethics. A copy of this code of ethics may also be obtained upon request, free of charge, by calling (510) 522-9600 and is also available on the Registrant’s website at uscfadvisers.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Mr. Thomas E. Gard possesses the attributes identified in Instruction (b) of Item 3 of Form N-CSR and has designated Mr. Gard as the Registrant’s “audit committee financial expert.” Mr. Gard qualifies as an “independent” Trustee, meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the 1940 Act) and he does not accept directly or indirectly, any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Registrant’s first fiscal year was the year ended June 30, 2015. Accordingly, the fees disclosed in items (a) through (g) below are disclosed for the fiscal year ended June 30, 2015 only.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended June 30, 2015 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were $12,500.

(b) Audit Related Fees

The aggregate fees billed for the fiscal year ended June 30, 2015 for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $10,500.

(c) Tax Fees

The aggregate fees billed for the fiscal year ended June 30, 2015 for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $2,000. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d) All Other Fees

The aggregate fees billed for the fiscal year ended June 30, 2015 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1) Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) The percentage of services described paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 84%; Tax Fees were 16%; and Other Fees were 0%.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2015 of the Registrant were $0.

(h) The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of independent trustees of the Registrant. The Audit Committee members are Jeremy Henderson, John Schwartz, H. Abram Wilson and Thomas E. Gard.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has material affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications of the Registrant’s principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) Certifications of the Registrant’s principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USCF ETF TRUST

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	August 31, 2015

By:	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)
Date:	August 31, 2015